UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 23, 2025

AirJoule Technologies Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-41151	86-2962208
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

34361 Innovation Drive Ronan, Montana	59864
(Address of principal executive offices)	(Zip Code)

(800) 942-3083

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	AIRJ	Nasdaq Capital Market
Warrants to purchase Class A common stock	AIRJW	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On April 23, 2025, AirJoule Technologies Corporation, a Delaware corporation (the “Company”), entered into subscription agreements (the “Subscription Agreements”) with GE Vernova Ventures LLC (“GEV”) and certain other investors (together with GEV, the “PIPE Investors”), pursuant to which, among other things, the PIPE Investors have agreed to purchase an aggregate of approximately 3.75 million newly issued shares of the Company’s Class A common stock, par value $0.0001 per share (“Class A Common Stock”), for an aggregate gross purchase price of approximately $15 million, before deducting placement agent fees and expenses payable by the Company, on the terms and subject to the conditions set forth therein (the “PIPE Offering”).

The closing of the PIPE Offering is subject to the satisfaction of customary conditions contained in the Subscription Agreements and is expected to occur on or about April 25, 2025.

The Subscription Agreements contain customary representations, warranties, covenants and agreements by the Company and the PIPE Investors. The Company has also agreed to register the shares of Class A Common Stock issued to the PIPE Investors within the timeframe specified in the Subscription Agreements.

The foregoing description of the Subscription Agreements does not purport to be complete and is qualified in its entirety by reference to the copy of the form of Subscription Agreement filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The issuance of the shares of Class A Common Stock to be sold to the PIPE Investors pursuant to the Subscription Agreements will not be registered under the Securities Act of 1933, as amended (the “Securities Act”).

Based in part upon the representations of the PIPE Investors in the Subscription Agreements, the Company has relied on the exemption from the registration requirements of the Securities Act under Section 4(a)(2) thereof for a transaction by an issuer not involving any public offering.

Neither this Current Report on Form 8-K, nor any exhibit attached hereto, is an offer to sell or the solicitation of an offer to buy the shares of Class A Common Stock described herein.

The disclosure set forth above in relation to the Subscription Agreements in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

Item 7.01 Regulation FD Disclosure.

On April 24, 2025, the Company issued a press release announcing the PIPE Offering, including GEV’s participation thereof as an anchor investor. The press release also announced the commencement by the Company and GEV of a waste heat to water project. A copy of the press release is attached as Exhibit 99.1 hereto and incorporated herein by reference.

The information furnished pursuant to this Item 7.01 (including the exhibits) shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (as amended, the “Exchange Act”), or otherwise subject to the liabilities of that section, and is not incorporated by reference into any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits

10.1	Form of Subscription Agreement
99.1	Press Release of AirJoule Technologies Corporation, dated April 24, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AIRJOULE Technologies Corporation

Date: April 24, 2025	By:	/s/ Stephen S. Pang
	Name:	Stephen S. Pang
	Title:	Chief Financial Officer

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